UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21969

                             The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund Annual Report — December 31, 2013

Mario J. Gabelli, CFA
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) total return of The GDL Fund was 6.3%, compared with a total return of 0.07% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 7.8%. The Fund’s NAV per share was $12.78, while the price of the publicly traded shares closed at $11.02 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Sincerely yours,

Bruce N. Alpert President

February 14, 2014

Comparative Results

	Average Annual Returns through December 31, 2013 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	6.31%	3.98%	4.18%	2.88%
Investment Total Return (c)	7.79	4.20	6.68	1.14
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.07	0.10	0.12	1.04

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)  Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings

The following table presents portfolio holdings as a percent of total investments as of December 31, 2013:

The GDL Fund

U.S. Government Obligations	50.6%
Health Care	21.3%
Telecommunications	3.4%
Computer Software and Services	3.3%
Energy and Utilities	2.4%
Food and Beverage	2.3%
Business Services	2.2%
Wireless Communications	2.2%
Cable and Satellite	1.8%
Specialty Chemicals	1.6%
Electronics	1.1%
Consumer Products and Services	1.1%
Diversified Industrial	1.0%
Semiconductors	1.0%
Transportation	0.9%
Retail	0.7%
Automotive: Parts and Accessories	0.7%

Financial Services	0.6%
Metals and Mining	0.4%
Machinery	0.4%
Materials	0.3%
Building and Construction	0.3%
Aerospace and Defense	0.2%
Hotels and Gaming	0.1%
Equipment and Supplies	0.1%
Paper and Forest Products	0.0%*
Publishing.	0.0%*
Educational Services	0.0%*
Communications Equipment	0.0%*

100.0%

* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 49.3%
	Aerospace and Defense — 0.2%
76,000	Allied Defense Group Escrow†	$0	$8,360
32,000	Exelis Inc.	419,147	609,920
6,000	Kratos Defense & Security Solutions Inc.†	58,908	46,080

		478,055	664,360

	Automotive: Parts and Accessories — 0.7%
28,284	Cooper Tire & Rubber Co.	723,733	679,947
185,000	The Pep Boys - Manny, Moe & Jack†	2,290,260	2,245,900

		3,013,993	2,925,847

	Building and Construction — 0.3%
23,000	Fortune Brands Home & Security Inc.	282,741	1,051,100

	Business Services — 2.2%
4,000	Acxiom Corp.†	44,044	147,920
92,138	Clear Channel Outdoor Holdings Inc., Cl. A	148,746	934,279
220,000	GrainCorp Ltd., Cl. A	2,623,549	1,669,717
500	Innotrac Corp.†	4,081	4,100
200,000	Mac-Gray Corp.	4,239,382	4,246,000
66,000	Valassis Communications Inc.	2,266,740	2,260,500

		9,326,542	9,262,516

	Cable and Satellite — 1.8%
9,000	AMC Networks Inc., Cl. A†	371,666	612,990
220,000	British Sky Broadcasting Group plc	2,444,097	3,074,783
10,000	Cablevision Systems Corp., Cl. A	128,250	179,300
12,910	Liberty Global plc, Cl. A†	981,676	1,148,861
9,640	Liberty Global plc, Cl. C†	690,899	812,845
100,000	Sky Deutschland AG†	854,500	1,100,564
84,000	Veripos Inc.	499,487	516,578

		5,970,575	7,445,921

	Communications Equipment — 0.0%
400	Aastra Technologies Ltd.	12,034	16,644

	Computer Software and Services — 3.3%
224,600	BMC Software Stub†	0	11,230
1,000	Delcam plc	33,472	34,204
50,000	Dynamics Research Corp.†	573,662	574,000
2,000	Ebix Inc.	31,827	29,440
2,000	Mentor Graphics Corp.	12,683	48,140
340,074	Responsys Inc.†	9,175,451	9,321,428
125,000	Stonesoft OYJ†	727,511	773,834
7,000	Unit4 NV	360,033	369,356
1,000	Xyratex Ltd.	13,254	13,290
65,000	Yahoo! Inc.†	966,499	2,628,600

		11,894,392	13,803,522

Shares		Cost	Market Value
	Consumer Products and Services — 1.1%
76,000	Avon Products Inc.(a)	$1,373,622	$1,308,720
3,000	Blyth Inc.	36,227	32,640
6,500	Costa Inc.†	140,255	141,245
18,000	Harman International Industries Inc.	620,141	1,473,300
2,000	Prestige Brands Holdings Inc.†	30,115	71,600
90,000	The Jones Group Inc.	1,346,070	1,346,400

		3,546,430	4,373,905

	Diversified Industrial — 1.0%
100,000	Coleman Cable Inc.	2,625,444	2,622,000
15,000	ITT Corp.	329,299	651,300
46,000	Myers Industries Inc.	521,564	971,520

		3,476,307	4,244,820

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	46,025	21,360

	Electronics — 1.1%
211,700	Alliance Semiconductor Corp.†	1,035,247	148,190
19,685	Anaren Inc.†	521,840	550,983
77,500	Bel Fuse Inc., Cl. A	2,052,412	1,505,050
480,000	Laird plc	1,516,832	2,203,351

		5,126,331	4,407,574

	Energy and Utilities — 2.4%
152,000	Alvopetro Energy Ltd.†	146,649	176,004
4,000	Atlas Energy LP	56,023	187,400
200	Coastal Energy Co.†	3,615	3,551
270,000	Dragon Oil plc	1,655,626	2,537,342
72,000	Endesa SA†	1,799,401	2,307,883
5,000	Equal Energy Ltd.	27,000	26,700
460,000	Gulf Coast Ultra Deep Royalty Trust†	805,000	956,800
19,000	Heritage Oil plc†	97,265	46,801
336	LinnCo LLC	9,088	10,352
10,000	NRG Energy Inc.	229,472	287,200
1,000	Origin Energy Ltd.	15,738	12,563
2,000	Silverwillow Energy Corp.†	2,261	527
56,000	UNS Energy Corp.	3,287,071	3,351,600
400	Walter Energy Inc.	19,617	6,652
100,000	WesternZagros Resources Ltd.†	303,795	91,316

		8,457,621	10,002,691

	Equipment and Supplies — 0.1%
40,000	Commercial Solutions Inc.†	39,681	39,539
1,000	The Middleby Corp.†	23,710	239,970

		63,391	279,509

	Financial Services — 0.6%
12,000	Camco Financial Corp.†	69,818	80,160
60,000	First Niagara Financial Group Inc.	836,346	637,200
30,000	Hudson City Bancorp Inc.	251,447	282,900

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
14,000	Lender Processing Services Inc.	$448,605	$523,320
40,000	SLM Corp.	567,862	1,051,200

		2,174,078	2,574,780

	Food and Beverage — 2.3%
1,000	Arden Group Inc., Cl. A	126,367	126,510
8,000	Beam Inc.	345,713	544,480
1,000	Campofrio Food Group SA†	9,278	9,492
1,000	Cermaq ASA	17,637	17,806
210,000	China Huiyuan Juice Group Ltd.†	183,873	134,867
20,000	Hillshire Brands Co.	610,027	668,800
1,640,000	Parmalat SpA	5,827,250	5,586,243
9,500	Post Holdings Inc.†	233,982	468,065
1,000	Warrnambool Cheese & Butter Factory Co. Holding Ltd.	6,834	8,277
3,255,000	Yashili International Holdings Ltd.	1,470,559	1,993,894

		8,831,520	9,558,434

	Health Care — 21.2%
207,200	Algeta ASA†	12,102,389	12,257,161
8,000	ArthroCare Corp.†	18,791	321,920
200	Atrium Innovations Inc.†	4,554	4,575
400,000	Celesio AG	12,617,348	12,656,486
200	Cornerstone Therapeutics Inc.†	1,901	1,898
14,000	Gentium SpA, ADR†	801,883	799,400
146,736	Given Imaging Ltd.†	4,354,401	4,413,819
18,149	Hi-Tech Pharmacal Co. Inc.†	782,252	787,485
1,400	ICU Medical Inc.†	92,077	89,194
16,000	Illumina Inc.†	715,287	1,769,920
1,000	Lexicon Pharmaceuticals Inc.†	1,640	1,800
160,000	Life Technologies Corp.†	11,829,870	12,128,000
184,500	Maxygen Inc.†	1,670	5,535
117,000	NuPathe Inc.†	382,461	382,590
500	Patheon Inc.†	4,596	4,618
6,000	Patient Safety Technologies Inc.†	13,273	13,200
1	Perrigo Co. plc	124	123
34,000	Rhoen Klinikum AG	800,096	994,181
620,000	Santarus Inc.†	19,818,991	19,815,200
65,000	Shoppers Drug Mart Corp.	3,759,570	3,560,697
50,000	Smith & Nephew plc	541,276	712,890
200,000	Solta Medical Inc.†	591,000	590,000
1,000	Synageva BioPharma Corp.†	17,875	64,720
1,000	Taro Pharmaceuticals Industries Ltd.†	39,430	98,900
330,000	ViroPharma Inc.†	16,373,318	16,450,500
1,241	Wright Medical Group Inc.†	28,903	38,111
13,000	WuXi PharmaTech Cayman Inc., ADR†	211,948	498,940

		85,906,924	88,461,863

Shares		Cost	Market Value
	Hotels and Gaming — 0.1%
1,000	Giant Interactive Group Inc., ADR	$11,236	$11,240
1,000	MGM Resorts International†	2,620	23,520
16,000	MTR Gaming Group Inc.†	83,422	82,560
28,000	Orient-Express Hotels Ltd., Cl. A†	310,473	423,080

		407,751	540,400

	Machinery — 0.4%
3,000	CNH Industrial NV†	34,740	34,193
42,000	Xylem Inc.	1,202,465	1,453,200

		1,237,205	1,487,393

	Materials — 0.3%
80,000	Zoltek Companies Inc.†	1,333,920	1,340,000

	Metals and Mining — 0.4%
195,000	AuRico Gold Inc.	1,561,923	713,700
28,000	Camino Minerals Corp.†	5,242	659
1,000	Chaparral Gold Corp.†	328	301
1,000	Jaguar Mining Inc.†	771	45
10,000	Lonmin plc†	62,068	51,086
3,000	Pan American Silver Corp.	61,495	35,048
16,000	Vulcan Materials Co.	606,137	950,720

		2,297,964	1,751,559

	Paper and Forest Products — 0.0%
10,000	Ainsworth Lumber Co. Ltd.†	36,478	39,256

	Publishing — 0.0%
136,000	SCMP Group Ltd.	48,079	33,060

	Retail — 0.7%
61,000	Harris Teeter Supermarkets Inc.	3,000,218	3,010,350
3,600	Spartan Stores Inc.	73,554	87,408

		3,073,772	3,097,758

	Semiconductors — 1.0%
350,000	LSI Corp.	3,840,291	3,857,000
2,500	LTX-Credence Corp.†	18,894	19,975
20,000	PLX Technology Inc.†	132,387	131,600
1,000	RDA Microelectronics Inc., ADR	18,083	17,880

		4,009,655	4,026,455

	Specialty Chemicals — 1.6%
3,000	Ashland Inc.	27,107	291,120
978,400	AZ Electronic Materials SA	6,328,948	6,399,748
4,000	SGL Carbon SE	147,775	158,344

		6,503,830	6,849,212

	Telecommunications — 3.4%
690,000	Asia Satellite Telecommunications Holdings Ltd.	1,533,382	2,589,402
200,000	Koninklijke KPN NV†	613,090	644,655
3,926	Sprint Corp.†	22,260	42,204
180,000	Telenet Group Holding NV	8,171,329	10,740,817

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
500	Ziggo NV	$17,458	$22,837

		10,357,519	14,039,915

	Transportation — 0.9%
420,000	TNT Express NV	4,765,364	3,898,968
2,000	Vitran Corp. Inc.†	12,920	12,960

		4,778,284	3,911,928

	Wireless Communications — 2.2%
17,000	Blackberry Ltd.†	135,848	126,650
470,000	Leap Wireless International Inc.†	7,663,101	8,178,000
25,000	T-Mobile US Inc.	406,250	841,000

		8,205,199	9,145,650

	TOTAL COMMON STOCKS	190,896,615	205,357,432

	RIGHTS — 0.1%
	Health Care — 0.1%
187,200	Adolor Corp., CPR, expire 07/01/19†	0	97,344
201,600	American Medical Alert Corp.†	0	2,016
90,200	Clinical Data Inc., CVR, expire 04/14/18†	0	85,690
31,000	Cubist Pharmaceuticals Inc., CVR†	68,898	41,850
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	0	60
186,000	Trius Therapeutics, CVR†	0	24,180
5,000	Wright Medical Group Inc., CVR, expire 03/01/16†	12,375	1,615

	TOTAL RIGHTS	81,273	252,755

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
35,000	Kinder Morgan Inc., expire 05/25/17†	66,675	142,100

	Metals and Mining — 0.0%
220	Kinross Gold Corp., expire 09/17/14†	1,048	3

	TOTAL WARRANTS	67,723	142,103

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 50.6%
$211,122,000	U.S. Treasury Bills, 0.020% to 0.150%††, 01/09/14 to 06/26/14(b)	211,076,606	211,091,565

TOTAL INVESTMENTS — 100.0%		$402,122,217	416,843,855

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS
12,700,000(c)	Deliver British Pounds in exchange for United States Dollars 21,026,171(d)	01/31/14	$(238,747)

150,000(c)	Deliver British Pounds in exchange for United States Dollars 248,341(d)	01/31/14	(670)

28,000,000(e)	Deliver Euros in exchange for United States Dollars 38,518,936(d)	01/31/14	(213,141)

74,000,000(f)	Deliver Norwegian Kroner in exchange for United States Dollars 12,186,036(d)	01/31/14	(201,939)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		(654,497)

Notional Amount		Termination Date

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$ 251,999	Gulf Keystone Petroleum Ltd.(g)	06/27/14	6,937
(90,000 Shares)

13,131,602	Invensys plc(g)	07/17/14	336,754
(1,600,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		343,691

			Market Value

Other Assets and Liabilities (Net)			(11,549,521)

PREFERRED STOCK
(2,724,641 preferred shares outstanding)			(136,232,050)

NET ASSETS — COMMON STOCK
(21,036,179 common shares outstanding)			$268,751,478

NET ASSET VALUE PER COMMON SHARE
($268,751,478 ÷ 21,036,179 shares outstanding)			$12.78

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2013

(a)

At December 31, 2013, securities, or a portion thereof, with a value of $637,140 were reserved and/or pledged for collateral with the custodian for equity contract for difference swap agreements and forward foreign exchange contracts.

(b)	At December 31, 2013, $85,450,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements and forward foreign exchange contracts.
(c)	Principal amount denoted in British Pounds.
(d)	At December 31, 2013, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(e)	Principal amount denoted in Euros.
(f)	Principal amount denoted in Norwegian Krone.
(g)	At December 31, 2013, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	%of Market Value	Market Value
North America	80.8%	$336,975,921
Europe	16.8	69,937,672
Asia/Pacific	1.7	6,969,841
Africa/Middle East	0.6	2,537,341
Latin America	0.1	423,080

Total Investments	100.0%	$416,843,855

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $402,122,217)	$416,843,855
Cash	275,146
Receivable for investments sold	250,139
Deferred offering expense	393,011
Dividends and interest receivable	305,359
Prepaid expenses	5,363
Unrealized appreciation on swap contracts	343,691

Total Assets	418,416,564

Liabilities:
Distributions payable	68,116
Payable for investments purchased	6,190,246
Payable for investment advisory fees	6,384,747
Payable for payroll expenses	54,488
Payable for accounting fees	3,750
Unrealized depreciation on forward foreign exchange contracts	654,497
Series B Cumulative Preferred Shares, callable and mandatory redemption 03/26/18 (See Notes 2 and 5)	136,232,050
Other accrued expenses	77,192

Total Liabilities	149,665,086

Net Assets Attributable to Common Shareholders	$268,751,478

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$256,451,739
Accumulated net investment loss	(932,872)
Accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions	(1,188,405)
Net unrealized appreciation on investments	14,721,638
Net unrealized appreciation on swap contracts	343,691
Net unrealized depreciation on foreign currency translations	(644,313)

Net Assets	$268,751,478

Net Asset Value per Common Share:
($268,751,478 ÷ 21,036,179 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$12.78

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $172,646)	$6,065,935
Interest	284,233

Total Investment Income	6,350,168

Expenses:
Investment advisory fees	8,283,603
Interest expense on preferred shares	4,141,258
Trustees’ fees	151,000
Offering expense for issuance of preferred shares	119,965
Payroll expenses	119,278
Dividend expense on securities sold short	113,251
Shareholder communications expenses	103,522
Accounting fees	45,000
Custodian fees	44,320
Legal and audit fees	33,468
Shareholder services fees	26,422
Miscellaneous expenses	87,360

Total Expenses	13,268,447

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(155)

Net Expenses	13,268,292

Net Investment Loss	(6,918,124)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	13,003,929
Net realized loss on securities sold short	(39,645)
Net realized gain on swap contracts	719,087
Net realized loss on foreign currency transactions	(1,788,022)

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	11,895,349

Net change in unrealized appreciation/depreciation:
on investments	12,492,649
on securities sold short	(411,877)
on swap contracts	342,404
on foreign currency translations	(570,398)

Net change in unrealized appreciation/ depreciation on investments, securities sold short, swap contracts, and foreign currency translations	11,852,778

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	23,748,127

Net Increase in Net Assets Resulting from Operations	16,830,003

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$16,830,003

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Operations:
Net investment loss.	$(6,918,124)	$(9,667,245)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	11,895,349	11,944,230
Net change in unrealized appreciation on investments, securities sold short, swap contracts, and foreign currency translations.	11,852,778	10,273,040

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	16,830,003	12,550,025

Distributions to Common Shareholders:
Net investment Income	—	(1,729,689)
Net realized short term gain	(3,157,706)	—
Net realized long term gain	(2,802,682)	—
Return of capital	(20,965,921)	(25,215,055)

Total Distributions to Common Shareholders	(26,926,309)	(26,944,744)

Fund Share Transactions:
Net decrease from repurchase of common shares	(120,151)	(404,488)

Net Decrease in Net Assets from Fund Share Transactions	(120,151)	(404,488)

Net Decrease in Net Assets Attributable to Common Shareholders	(10,216,457)	(14,799,207)

Net Assets Attributable to Common Shareholders:
Beginning of period	278,967,935	293,767,142

End of period (including undistributed net investment income of $0 and $0, respectively)	$268,751,478	$278,967,935

See accompanying notes to financial statements.

The GDL Fund

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2013

Net increase in net assets resulting from operations	$16,830,003

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of investment securities	(660,998,469)
Proceeds from sales of investment securities	653,964,459
Purchases to cover short sales of investment securities	(5,134,353)
Net sales of short term investment securities	24,606,358
Net realized gain on investments	(13,003,929)
Net realized loss on securities sold short	39,645
Net change in unrealized appreciation/depreciation on investments and swap contracts	(12,835,053)
Net amortization of discount	(259,794)
Net increase in unrealized depreciation on forward foreign exchange contracts	677,450
Net decrease in unrealized appreciation on securities sold short	411,877
Decrease in receivable for investments sold	16,005,419
Increase in payable for investments purchased	3,945,509
Decrease in deposit at broker	265,620
Increase in dividends and interest receivable	(295,235)
Decrease in deferred offering expense	119,965
Decrease in prepaid expense	5,830
Increase in payable for investment advisory fees	1,561,868
Increase in payable for payroll expenses	2,638
Decrease in distributions payable	(3,878)
Decrease in other accrued expenses	(28,843)

Net cash provided by operating activities	25,877,087

Distributions paid to Common Shareholders	(26,926,309)
Decrease in Series B Preferred that were put back to the Fund	(7,755,850)
Decrease from repurchase of common shares	(120,151)

Net cash used in financing activities	(34,802,310)

Net decrease in cash	(8,925,223)

Cash (including foreign currency):
Beginning of period	9,200,369

End of period	$275,146

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$4,145,136

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2013	2012	2011	2010		2009
Operating Performance:
Net asset value, beginning of year	$13.26	$13.94	$15.02	$15.84		$16.20

Net investment loss	(0.33)	(0.46)	(0.55)	(0.56)		(0.54)
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	1.13	1.06	0.74	1.02		1.46

Total from investment operations	0.80	0.60	0.19	0.46		0.92

Distributions to Common Shareholders:
Net investment income	—	(0.08)	(0.02)	—		—
Net realized gain	(0.28)	—	(0.39)	(0.03)		—
Return of capital	(1.00)	(1.20)	(0.87)	(1.25)		(1.28)

Total distributions to common shareholders	(1.28)	(1.28)	(1.28)	(1.28)		(1.28)

Common Share Transactions:
Increase in net asset value from common share transactions	—	—	—	—		—
Increase/(decrease) in net asset value from repurchase of common shares	0.00 (a)	0.00 (a)	0.01	(0.00	)(a)	(0.00	)(a)
Recapture of gain on sale of Fund shares by an affiliate	—	—	—	0.00	(a)	—

Total Fund share transactions	0.00 (a)	0.00 (a)	0.01	0.00	(a)	0.00	(a)

Net Asset Value, End of Year	$12.78	$13.26	$13.94	$15.02		$15.84

NAV total return †	6.31%	4.44%	1.26%	3.07%		5.90%

Market value, end of year	$11.02	$11.42	$11.80	$13.37		$14.41

Investment total return *	7.79%	7.67%	(2.51)%	1.72%		20.03%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$404,984	$422,956	$437,755	$413,993		$431,498
Net assets attributable to common shares, end of year (in 000’s)	$268,751	$278,968	$293,767	$317,981		$335,486
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs(b)(c)	(2.50)%	(3.33)%	(3.71)%	(3.60)%		(3.35)%
Ratio of operating expenses excluding the effect of dividends on securities sold short to average net assets attributable to common shares(c)(d)	4.76%	4.58%	4.87%	4.39%		4.67%
Portfolio turnover rate	319%	335%	336%	365%		371%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2013	2012	2011	2010	2009
Preferred Stock:
8.500% Series A Cumulative Preferred Shares (e)
Liquidation value, end of period (in 000’s)	—	—	—	$96,012	$96,012
Total shares outstanding (in 000’s)	—	—	—	1,920	1,920
Liquidation preference per share	—	—	—	$50.00	$50.00
Average market value(f)	—	—	—	$53.05	$53.40
Asset coverage per share	—	—	—	$215.59	$224.71
Asset coverage	—	—	—	431%	449%
Series B Cumulative Preferred Shares (g)
Liquidation value, end of year (in 000’s)	$136,232	$143,988	$143,988	—	—
Total shares outstanding (in 000’s)	2,725	2,880	2,880	—	—
Liquidation preference per share.	$50.00	$50.00	$50.00	—	—
Average market value(f)	$50.41	$50.63	$52.46	—	—
Asset coverage per share	$148.64	$146.87	$152.01	—	—
Asset coverage	297%	294%	304%	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
*	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Amount represents less than $0.005 per share.
(b)	The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares and offering costs include amounts relating to the 8.50% Series A Preferred Shares from its issuance in 2009 to its repayment in 2011 and to the Series B Preferred Shares from its issuance in 2011 through December 31, 2013 (see Footnotes 2 and 5).
(c)	Ratio of operating expenses including interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares for the years ended December 31, 2013, 2012, 2011, 2010, and 2009 would have been 4.80%, 4.66%, 4.89%, 4.39%, and 4.67%, respectively.
(d)	Ratio of operating expenses excluding interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares for the years ended December 31, 2013, 2012, 2011, 2010, and 2009 would have been 3.22%, 2.58%, 1.56%, 1.89%, and 2.53%, respectively.
(e)	Series A Cumulative Preferred Shares were first issued on February 6, 2009 and were redeemed on May 31, 2011.
(f)	Based on weekly prices.
(g)	Series B Cumulative Preferred Shares were first issued on April 15, 2011.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements

1. Organization. The GDL Fund currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

The GDL Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$ 656,000	—	$ 8,360	$ 664,360
Computer Software and Services	13,018,458	—	785,064	13,803,522
Health Care	88,456,328	—	5,535	88,461,863
Metals and Mining	1,751,514	$ 45	—	1,751,559
Publishing	—	33,060	—	33,060
Other Industries (a)	100,643,068	—	—	100,643,068
Total Common Stocks	204,525,368	33,105	798,959	205,357,432
Rights(a)	43,465	—	209,290	252,755
Warrants(a)	142,103	—	—	142,103
U.S. Government Obligations	—	211,091,565	—	211,091,565
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$204,710,936	$211,124,670	$1,008,249	$416,843,855
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$ 343,691	—	$ 343,691
LIABILITIES (Unrealized Depreciation):*
FORWARD CURRENCY EXCHANGE
CONTRACTS
Forward Foreign Exchange Contracts	—	(654,497)	—	(654,497)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ (310,806)	—	$ (310,806)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The GDL Fund

Notes to Financial Statements (Continued)

The Fund did not have significant transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions

The GDL Fund

Notes to Financial Statements (Continued)

involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The GDL Fund

Notes to Financial Statements (Continued)

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at December 31, 2013 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/Depreciation
$251,999 (90,000 Shares)	Market Value Appreciation on: Gulf Keystone Petroleum Ltd.	One Month LIBOR plus 90 bps plus Market Value Depreciation on: Gulf Keystone Petroleum Ltd.	6/27/14	$ 6,937
13,131,602(1,600,000 Shares)	Invensys plc	Invensys plc	7/17/14	336,754

				$343,691

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2013 had an average monthly notional amount of approximately $5,773,024.

At December 31, 2013, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the year ended December 31, 2013, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the year ended December 31, 2013 had an average monthly notional amount of approximately $35,876,731.

At December 31, 2013, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts and under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the year ended December 31, 2013, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized loss on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

The GDL Fund

Notes to Financial Statements (Continued)

At December 31, 2013, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Equity Contract for Difference Swap Agreements	$343,691	$-	$343,691

The following table presents the Fund’s derivative assets by counterparty net of amount available for offset under a master netting agreement, and net of the related collateral received by the Fund of December 31, 2013:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Counterparty
The Goldman Sachs Group, Inc.	$343,691	$(343,691)	$-	$-

At December 31, 2013, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$654,497	$-	$654,497

The following table presents the Fund’s derivative liabilities by counterparty net of amount available for offset under a master netting agreement, and net of the related collateral received by the Fund of December 31, 2013:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank & Trust Co.	$654,497	$(654,497)	$-	$-

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with

The GDL Fund

Notes to Financial Statements (Continued)

respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. There are no securities sold short at December 31, 2013.

Series B Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense” on preferred shares within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

The GDL Fund

Notes to Financial Statements (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2013, the Fund held no investments in restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series B Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences,

The GDL Fund

Notes to Financial Statements (Continued)

and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to basis adjustments on partnerships, reclass of foreign currency, reclass of short term gain and recharacterization of dividends. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to decrease accumulated net investment loss by $6,210,394 and increase accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions by $6,380,970, with an offsetting adjustment to paid-in-capital.

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate. Any paid-in capital that is a component of a distribution and is not sourced from net investment income or realized gains of the Fund should not be considered as yield or total return on an investment from the Fund, respectively.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,157,706	$4,141,258	$1,729,689	$5,691,728
Long term capital gain	2,802,682	—	—	—
Return of capital	20,965,921	—	25,215,055	—

Total distributions paid	$26,926,309	$4,141,258	$26,944,744	$5,691,728

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The GDL Fund

Notes to Financial Statements (Continued)

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, swap contracts, and foreign currency translations	$13,634,267
Qualified late year loss deferral*	(922,720)
Other temporary differences**	(411,808)

Total.	$12,299,739

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2013, the Fund elected to defer $777,370, and $145,350 of late year ordinary losses and long term capital losses, respectively.

**	Other temporary differences are primarily due to mark-to-market adjustments on foreign currency, and preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

As of December 31, 2013, the differences between book basis and tax basis appreciation/depreciation were primarily due to deferral of wash sales for tax purposes, and mark-to-market adjustments on currency gain and losses, swap contracts and passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2013:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$403,563,463	$19,726,012	$(6,445,620)	$13,280,392

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly

The GDL Fund

Notes to Financial Statements (Continued)

and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the year ended December 31, 2013, the Fund accrued a $6,212,635 performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $252,425 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2013, the Fund paid or accrued $119,278 in payroll expenses in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2013, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $155.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $645,721,238 and $641,188,032 , respectively. Purchases and sales of U.S. Government Obligations for the year ended December 31, 2013, other than short term obligations, aggregated $780,127,182 and $804,733,540, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the year ended December 31, 2013, the Fund repurchased and retired 10,000 shares in the open market at a cost of $120,151 and an average discount of approximately 10.74% from its NAV.

The GDL Fund

Notes to Financial Statements (Continued)

Transactions in common shares of beneficial interest for the years ended December 31, 2013 and 2012 were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares repurchased	10,000	$120,151	32,510	$404,488

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

In April 2011, the Fund completed a rights offering whereby three transferable rights were issued for each Series A 8.50% Cumulative Callable Preferred Shares ( “Series A Preferred”) held as of March 1, 2011. On April 15, 2011, the Fund issued 2,879,758 Series B Cumulative Puttable and Callable Preferred Shares (liquidation preference, $50 per share) (“Series B Preferred”), $0.001 par value, upon the submission of two rights and either $50 or one share of Series A Preferred Shares. The cash proceeds to the Fund from the exercise of the rights totaled $132,550,124 (after deduction of offering costs of $591,959 and solicitation fees of $53,388). In addition, subscribing shareholders surrendered 222,996 Series A Preferred at the $50 liquidation preference value totaling $11,149,800 to acquire Series B Preferred. The Fund retired all Series A Preferred.

The Series B Preferred pay quarterly distributions in March, June, September, and December of each year. On January 24, 2013, the Board reset the annual dividend rate to 3.00% on the Series B Preferred for dividend periods through March 26, 2015. The annual dividend rate thereafter will be reset by the Board and publicly announced in notices at least sixty days prior to March 26, 2015 for all remaining dividend periods prior to the mandatory redemption date of March 26, 2018. The Series B Preferred may be put back to the Fund during a period after the announcement of a new rate, and may be redeemed by the Fund at any time after April 14, 2014. Each reset date will take into account interest rates for debt securities with similar timeframes to put or maturity and annual dividend rates may be lower than 7.00%, but not less than 3.00% annually. Prior to the interest rate reset for March 26, 2013, 155,117 Series B Preferred were put back to the Fund at the liquidation value of $7,755,850. At December 31, 2013, there were 2,724,641 Series B Preferred outstanding and accrued dividends amounted to $68,116.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class.

The GDL Fund

Notes to Financial Statements (Continued)

The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The GDL Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The GDL Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GDL Fund (the “Fund”), as of December 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets attributable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2014

The GDL Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GDL Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 71	Since 2006**	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Edward T. Tokar Trustee Age: 66	Since 2006***	2	Senior Managing Director of Beacon Trust Company (trust services) since 2004; Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004)	Director of CH Energy Group (energy services); Director of DB Hedge Strategies Fund through March 2007; Director of Topiary Fund for Benefit Plan Investors (BPI) LLC through December 2007; Director of Teton Advisors, Inc. (financial services) (2008-2010)

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Trustee Age: 78	Since 2006***	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 75	Since 2006*	20	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Clarence A. Davis Trustee Age: 72	Since 2006*	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000- 2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director or Pennichuck Corp. (water supply) (2009-2012)

Mario d’Urso Trustee Age: 73	Since 2006**	5	Chairman of Mittel Capital Markets S.p.A. (2001- 2008); Senator in the Italian Parliament (1996-2001)	—

Arthur V. Ferrara Trustee Age: 83	Since 2006*	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Michael J. Melarkey Trustee Age: 64	Since 2006**	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan, & McKenzie; Owner in Pioneer Crossing Casino Group	Director of Southwest Gas Corporation (natural gas utility)

Salvatore J. Zizza Trustee Age: 68	Since 2006***	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The GDL Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 62	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. July 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel- Gabelli Funds, LLC since August 2013; Corporate Vice President of New York Life Insurance Company (May 2011 to March 2013); Vice President Counsel of Deutsche Asset Management (2006 to 2011)

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli open-end and closed-end funds since 2013; Chief Compliance Officer at AEGON USA Investment Management, LLC (2011 to 2013); Chief Compliance Officer at Cutwater Asset Management (2004 to 2011)

Carter W. Austin Vice President Age: 47	Since 2006	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996

David I. Schachter Vice President and Ombudsman Age: 60	Since 2006	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of G.research, Inc. since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* - Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
** - Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
*** - Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with the Investment Adviser and with Gabelli & Company, Inc., which was a principal underwriter for the Fund’s common shares and is expected to execute portfolio transactions for the Fund. Mr. Tokar is considered an “interested person” of the Fund as a result of a family member’s affiliation with the Adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GDL FUND

INCOME TAX INFORMATION (Unaudited)

December 31, 2013

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gains (a)	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
	03/21/13	03/14/13	$0.32000	$0.07210	$ —	$0.24790	$11.85840
	06/21/13	06/14/13	0.32000	0.07210	—	0.24790	11.39100
	09/23/13	09/16/13	0.32000	0.01440	0.05770	0.24790	11.34370
	12/26/13	12/13/13	0.32000	0.01440	0.05770	0.24790	11.07720

			$1.28000	$0.17300	$0.11540	$0.99160
Series B Cumulative Preferred Shares
	03/26/13	03/19/13	$0.37500	$0.37500	$ —	—
	06/26/13	06/19/13	0.37500	0.37500	—	—
	09/26/13	09/19/13	0.37500	0.37500	—	—
	12/19/13	12/18/13	0.37500	0.23780	0.13720	—

			$1.50000	$1.36280	$0.13720	—

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2013 tax returns. Ordinary distributions include net investment income and realize net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2013 were $2,802,682 or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common shareholders ordinary income dividends of $0.173 per share in 2013. For the year ended December 31, 2013, 37.10% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 75.42% of the ordinary income distribution was qualified dividend income, and 100% of ordinary income distribution was qualified short term capital gain. The percentage of U.S. Government securities held as of December 31, 2013 was 52.12%.

Historical Distribution Summary

	Investment Income (c)	Short-Term Capital Gains (c)	Long -Term Capital Gains	Return of Capital (b)	Total Distributions (a)	Adjustment to Cost Basis
Common Shares
2013	–	$0.17300	$0.11540	$0.99160	$1.28000	$0.99160
2012	–	0.08840	–	1.19160	1.28000	1.19160
2011	$0.00667	0.39930	0.00102	0.87302	1.28000	0.87302
2010	–	0.02364	–	1.25636	1.28000	1.25636
2009	–	–	–	1.28000	1.28000	1.28000
2008	0.25080	0.42760	–	0.92160	1.60000	0.92160
2007	0.29820	0.90180	–	–	1.20000	–
Series B Cumulative Preferred Shares
2013	–	$1.36280	$0.13720	–	$1.50000	–
2012	–	2.00000	–	–	$2.00000	–
2011	$0.03992	2.39135	0.00900	–	$2.44028	–

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The GDL Fund

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2013, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

1. Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser, the scope of services provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager in the merger arbitrage area.

2. Investment Performance of the Fund and Adviser. The Independent Board Members noted that the Fund has been consistently outperforming the three month treasury bill index by 3% over the one, three, and five year periods. The Independent Board Members also reviewed information regarding the investment performance of the Fund over one, three, and five year periods in comparison with a group of specialized closed-end funds and a group of open-end funds employing nonconventional portfolio strategies. The Independent Board Members noted that the strategies pursued by other funds in this group bore little correlation to the merger arbitrage strategies pursued by the Fund and that accordingly, the usefulness of this comparison was limited. The Fund’s performance in comparison with this closed-end fund group was poor. The Independent Board Members noted that the Fund’s performance over the same periods in comparison with an open-end fund peer group that did contain some arbitrage funds was below average in comparison with the non-arbitrage funds and above average in comparison with the other arbitrage funds.

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members reviewed the Fund’s expense ratios and found them to be above average within the closed-end peer group. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser and also noted that the fulcrum fee was designed so that the Adviser would likely experience higher than average profitability if the Fund substantially outperformed the T-Bill Index and that the performance to date has resulted in fee rates that have varied from the lowest fee under the formula to the highest.

4. Extent of Economies of Scale as Company Grows. The Independent Board Members noted that meaningful economies of scale could not occur in the absence of secondary offerings.

5. Whether Fee Levels Reflect Economies of Scale. The Independent Board Members noted that the investment management fee for the Fund did not take into account any potential economies of scale that might develop.

Conclusions The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and satisfactory performance. The Independent Board Members determined that the reference index chosen for the fulcrum fee structure was appropriate inasmuch as arbitrage performance is often measured against risk free returns, that the rate of profit sharing built into the formula

The GDL Fund

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited) (Continued)

was fair, that the maximum fee was not unreasonable (particularly in light of the requirement of earning the higher returns necessary for higher fee levels net of the higher fees) and that the one year measuring period was sufficient and consistent with the short term nature of the Fund’s investment program. The Independent Board Members also concluded that the fee was structured in a favorable manner to investors in relation to the performance of the Fund and in relation to other arbitrage funds of which they were aware. The Independent Board Members concluded that the profitability of the Fund to the Adviser was reasonable in view of the performance necessary to achieve any particular level of profitability, and potential economies of scale and potential additional profit to the Adviser and its affiliates from portfolio execution services were not a significant factor in their thinking. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend approval of the Advisory Agreement to the full Board of Trustees.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman &	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Secretary
Anthony J. Colavita
President,	Agnes Mullady
Anthony J. Colavita, P.C.	Treasurer

James P. Conn	Richard J. Walz
Former Managing Director &	Chief Compliance Officer
Chief Investment Officer,
Financial Security Assurance	Carter W. Austin
Holdings Ltd.	Vice President

David I. Schachter
Clarence A. Davis	Vice President
Former Chief Executive Officer,
Nestor, Inc.	INVESTMENT ADVISER

Gabelli Funds, LLC
Mario d’Urso	One Corporate Center
Former Italian Senator	Rye, New York 10580-1422

Arthur V. Ferrara	CUSTODIAN
Former Chairman &
Chief Executive Officer,	The Bank of New York Mellon
Guardian Life Insurance
Company of America	COUNSEL

Michael J. Melarkey	Skadden, Arps, Slate, Meagher &
Partner,	Flom LLP
Avansino, Melarkey, Knobel,
Mulligan & McKenzie	TRANSFER AGENT AND
REGISTRAR
Edward T. Tokar
Senior Managing Director,	AMERICAN STOCK TRANSFER AND
Beacon Trust Company	TRUST COMPANY

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

GDL Q4/2013

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,300 for 2012 and $22,050 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,300 for 2012 and $3,400 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax return.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $29,100 for 2012 and $33,520 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Clarence Davis and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-Operations

-Legal Department

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-Proxy Department

-Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)   The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

8

at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

9

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

10

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2013. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	25.5B	7	4.9B
	Other Pooled Investment Vehicles:	15	555.2M	13	547.2M
	Other Accounts:	1,694	18.5B	21	2.3B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, Inc., he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2013.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/13 through 07/31/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,036,179 Preferred Series B – 2,879,758
Month #2 08/01/13 through 08/31/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,036,179 Preferred Series B – 2,879,758
Month #3 09/01/13 through 09/30/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common –21,036,179 Preferred Series B – 2,879,758
Month #4 10/01/13 through 10/31/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,036,179 Preferred Series B – 2,879,758
Month #5 11/01/13 through 11/30/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,036,179 Preferred Series B – 2,879,758
Month 12/01/13 through 12/31/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,036,179 Preferred Series B – 2,879,758
Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/10/2014

* Print the name and title of each signing officer under his or her signature.